                                                                      EXHIBIT 24

                             CERTIFIED RESOLUTION OF

                               BOARD OF DIRECTORS

         I, Debra A. Bollwage, Assistant Secretary of Merck & Co., Inc., a Corporation duly organized and existing under the laws of the State of New Jersey, do hereby certify that the following is a true copy of a resolution adopted on May 22, 2000, at a meeting of the Directors of said Corporation held in Paris, France, duly called in accordance with the provisions of the By-Laws of said Corporation, and at which a quorum of Directors was present:

                  RESOLVED, that upon consummation of the acquisition of ProVantage Health Services, Inc. ("ProVantage"), the ProVantage Health Services, Inc. 1999 Stock Incentive Plan (the "ProVantage Plan") is hereby adopted in the form presented to this meeting with the following changes: (i) that the term "Company" used in such Plan shall mean Merck & Co., Inc.; (ii) that such Plan be administered and amended by the Compensation and Benefits Committee of the Board of Directors of the Company with respect to persons subject to Section 16(b) of the Securities Exchange Act of 1934; (iii) that such Plan be administered and amended with respect to persons who are not subject to Section 16(b) of the Securities Exchange Act of 1934 by the Chief Executive Officer of the Company; (iv) that the Chief Executive Officer of the Company may delegate such administration and right to amend to those persons that he or she deems appropriate; and (v) that no option or other awards may be granted under such Plan to any person on or after the date of the acquisition of ProVantage;

                  FURTHER RESOLVED, that upon consummation of the acquisition of ProVantage, the proper officers of the Company are hereby authorized and directed on behalf of the Company to prepare, execute and file with the Securities and Exchange Commission (the "SEC") a Registration Statement and any and all amendments thereto, and any and all exhibits and other documents relating thereto or required by law or regulation in connection therewith, for the registration under the Securities Act of 1933 of the shares of Common Stock of the Company which may be purchased under the ProVantage Plan;

                  FURTHER RESOLVED, that Celia A. Colbert is hereby appointed and designated the person duly authorized to receive communications and notices from the SEC with respect to such Registration Statement or any amendments thereto and as agent for service of process;

                  FURTHER RESOLVED, that each officer, director or employee of the Company who may be required to execute such Registration Statement or any amendments thereto (whether on behalf of the Company, or as an officer or director thereof, or by attesting the seal of the Company, or on behalf of the ProVantage Plan, or otherwise), is hereby authorized to execute a power of attorney appointing Celia A. Colbert and Kenneth C. Frazier, and each of them severally, his or her true and lawful attorney or attorneys to execute in his or her name, place and stead (in any such capacity) such Registration Statement and any and all amendments thereto and any and all exhibits and other documents necessary or incidental in connection therewith, and to file the same with the SEC, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform in the name and on behalf of each of said officers, directors and employees, or any of them, as the case may be, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as any such officer, director or employee might or could do in person;

                  FURTHER RESOLVED, that the proper officers of the Company are hereby authorized and directed to arrange with the New York Stock Exchange and the Philadelphia Stock Exchange for the listing of the additional shares of the Common Stock of the Company to be issued in connection with the ProVantage Plan; and

                  FINALLY RESOLVED, that the proper officers of the Company, with the advice of counsel, are hereby authorized to take any action and to execute and deliver any letters, documents, agreements or other instruments as they deem necessary, appropriate or desirable to carry out the purposes and intents of this Special Resolution.

         IN WITNESS WHEREOF, I have hereunto subscribed my signature and affixed the seal of the Corporation this 28th day of June, 2000.


                                                 By: /s/ Debra A. Bollwage
                                                     ---------------------------
                                                     Debra A. Bollwage
                                                     Assistant Secretary


         [Corporate Seal]

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         Each of the undersigned does hereby appoint CELIA A. COLBERT and KENNETH C. FRAZIER, and each of them severally, to be his or her true and lawful attorney or attorneys to execute on behalf of the undersigned (whether on behalf of Merck & Co., Inc., or as an officer or director thereof, or by attesting the seal of the Company, or otherwise) a Registration Statement in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Merck & Co., Inc. which may be issued pursuant to the plan covered by this Registration Statement, including amendments thereto and all other documents in connection therewith.

         IN WITNESS WHEREOF, this instrument has been duly executed as of the 22nd day of May, 2000.

                                          MERCK & CO., INC.

                                   By:    /s/ Raymond V. Gilmartin
                                          -------------------------------------
                                          Raymond V. Gilmartin
                                          Chairman of the Board, President
                                          & Chief Executive Officer

                                          /s/ Judy C. Lewent
                                          -------------------------------------
                                          Judy C. Lewent
                                          Senior Vice President & Chief
                                          Financial Officer
                                          (Principal Financial Officer)

                                          /s/ Richard C. Henriques, Jr.
                                          -------------------------------------
                                          Richard C. Henriques, Jr.
                                          Vice President, Controller
                                          (Principal Accounting Officer)

                                    DIRECTORS

         /s/ H. Brewster Atwater, Jr.                           /s/ Niall FitzGerald
         ------------------------------                         --------------------------
         H. Brewster Atwater, Jr.                               Niall FitzGerald

         /s/ Lawrence A. Bossidy                                /s/ William N. Kelley
         ------------------------------                         --------------------------
         Lawrence A. Bossidy                                    William N. Kelley

         /s/ William G. Bowen                                   /s/ Anne M. Tatlock
         ------------------------------                         --------------------------
         William G. Bowen                                       Anne M. Tatlock

         /s/ Johnnetta B. Cole                                  /s/ Dennis Weatherstone
         ------------------------------                         --------------------------
         Johnnetta B. Cole                                      Dennis Weatherstone

         /s/ Lloyd C. Elam
         ------------------------------
         Lloyd C. Elam